Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

HV-3573 – PremierSolutions Chicago Public Schools

Supplement dated January 23, 2026 to Prospectus dated May 1, 2025

Effective February 1, 2026, Class R3 of the Thornburg International Equity Fund will be closed to new investors.

Accordingly, information for the Thornburg International Equity Fund - Class R3 in the “Appendix A – Underlying Funds” section of the Prospectus is updated as follows (all other information in the “Appendix A – Underlying Funds” section of the Prospectus remains unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Foreign Large Blend	Thornburg International Equity Fund - Class R3* (Effective 2/1/2026, the subaccount is closed to new investors)	1.36%	11.05%	6.80%	6.23%
	Adviser: Thornburg Investment Management Inc
	Subadviser: N/A

* Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.

Please read this Supplement carefully and retain it for future reference.

2025-PROSUPP-37